Exhibit 99.1

PRESS RELEASE

FOR IMMEDIATE RELEASE

ITC Judge Rules in Favor of AnalogicTech in Patent Infringement Case

Sunnyvale, CA – May 22, 2007 – Advanced Analogic Technologies Incorporated (AnalogicTech) (Nasdaq: AATI), a developer of power management semiconductors for mobile consumer electronic devices, today announced that it has prevailed in a case before the United States International Trade Commission (ITC) that was initiated by Linear Technology Corporation (Nasdaq: LLTC) (Linear). On May 22, 2007, Administrative Law Judge Sidney Harris of the ITC issued his Initial Determination, finding all asserted claims of Linear’s U.S. Patent Nos. 6,411,531 and 6,580,258 were either non-infringed or invalid. Based on this finding, Judge Harris ruled that none of AnalogicTech’s charge pump or switching regulator products should be subject to an exclusion order under Section 337 of the Tariff Act.

“We are very gratified that Judge Harris ruled in AnalogicTech’s favor on both the charge pump and switching regulator patents,” stated Richard K. Williams, President, CTO and CEO of AnalogicTech. “This ruling is a tremendous validation of our technology position and underscores our belief in and respect for intellectual property. We believe our victory in this case demonstrates that young companies can successfully compete and defend their intellectual property against industry giants.”

Following normal procedure, the Initial Determination will now be considered by the full ITC. The Final Determination is expected to be issued by September 22, 2007 and AnalogicTech anticipates Judge Harris’s findings will be confirmed at that time.

AnalogicTech is a recognized leader in specialized power management semiconductors and believes in promoting ingenuity through fair competition, as well as the protection of intellectual property.

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About AnalogicTech

Advanced Analogic Technologies Incorporated (AnalogicTech) is a supplier of Total Power Management™ semiconductor solutions for mobile consumer electronic devices, such as wireless handsets, notebook and tablet computers, smartphones, digital cameras, wireless LAN, and personal media players. The company focuses its design and marketing efforts on the application-specific power management needs of consumer, communications, and computing applications in these rapidly evolving devices. AnalogicTech also develops and licenses device, process, package, and application-related technology. AnalogicTech is headquartered in Sunnyvale, California, with offices in South Korea, Taiwan, Hong Kong, Macau, Shanghai, Shenzhen, Beijing, Japan, Sweden, UK, and France, as well as a worldwide network of sales representatives and distributors. The company is listed on the NASDAQ exchange under the ticker symbol AATI. For more information, please visit the AnalogicTech website: www.analogictech.com. (AnalogicTech - F)

For More Information

Investor Contacts:

Brian McDonald Chief Financial Officer AnalogicTech 408-737-4788	Lisa Laukkanen The Blueshirt Group 415-217-4967

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995

Statements contained in this release that are not historical facts are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements, including financial projections and forecasts, involve risks and uncertainties that could cause AnalogicTech’s actual results to differ materially from our current expectations. Factors that could cause AnalogicTech’s results to differ materially from those set forth in these forward-looking statements include customers’ cancellation or modification of their orders; our failure to accurately forecast demand for our products; the loss of, or a significant reduction in orders from, any of our significant customers; fluctuations in our operating results; our inability to develop and sell new products; defects in or failures of our products; the expense and uncertainty involved in our customer design-win efforts; the financial viability of the distributors of our products; consumer demand for cellular phones and other mobile consumer electronic devices; worldwide economic and political conditions, particularly in Asia; fluctuations in our costs to manufacture our products; our reliance on third parties to manufacture, test, assemble and ship our products; our ability to retain and attract key personnel; our ability to compete with our competitors; and our ability to protect our intellectual property rights and not infringe the intellectual property rights of others. Other factors that may cause our actual results to differ from those set forth in the forward-looking statements contained in this press release and that may affect our prospects in general are described in our filings with the Securities and Exchange Commission, including our Registration Statement on Form S-1 related to our initial public offering and our Annual Report on Form 10-K for the year ended December 31, 2006. AnalogicTech undertakes no obligation to update or revise forward-looking statements to reflect subsequent events or changed assumptions or circumstances.

NOTE: AnalogicTech and the AnalogicTech logo are trademarks of Advanced Analogic Technologies Incorporated. All other brand and product names appearing in this document are registered trademarks or trademarks of their respective holders.

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